Exhibit 99.2

CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

NF Investors, Inc. and Subsidiaries

For the Six Months Ended July 4, 2010 and July 5, 2009

NF Investors, Inc. and Subsidiaries

Consolidated Financial Statements (Unaudited)

For the Six Months Ended July 4, 2010 and July 5, 2009

NF Investors, Inc. and Subsidiaries

Consolidated Balance Sheet (Unaudited)

July 4, 2010
Assets
Current assets:
Cash	$295,258
Accounts receivable, net	41,311,058
Prepaid expenses and other current assets	2,498,138

Total current assets	44,104,454

Property and equipment, net	5,223,495
Intangible assets, net	93,636,215
Goodwill	146,754,360
Other assets	2,421,414

Total assets	$292,139,938

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,922,220
Accrued liabilities	28,174,505
Current maturities of long-term debt	930,000

Total current liabilities	33,026,725

Long-term debt, less current maturities	121,617,707
Other long-term liabilities	36,835,084

Total liabilities	191,479,516

Commitments and contingencies
Redeemable preferred stock, Series C, $.001 par value; 10,000 shares issued and outstanding, including accrued dividends of $4,270,783	14,270,783

Stockholders’ equity:
Preferred stock, $.001 par value; issuable in series; 1,500,000 shares authorized:
Series A convertible, 165,873.940 shares issued and 165,165.536 shares outstanding (liquidation preference, including accumulated dividends, $195,115,253)	166
Series B convertible, 228.818 shares issued and outstanding	—
Common stock, $0.001 par value; 1,500,000 shares authorized, none outstanding	—
Additional capital	162,280,312
Treasury stock, at cost (708.404 shares of Series A preferred stock)	(708,404)
Accumulated other comprehensive loss	(2,388,586)
Accumulated deficit	(72,793,849)

Total stockholders’ equity	86,389,639

Total liabilities and stockholders’ equity	$292,139,938

See accompanying notes.

NF Investors, Inc. and Subsidiaries

Consolidated Statements of Operations (Unaudited)

	January 4, 2010 through July 4, 2010	December 29, 2008 through July 5, 2009
Revenue:
Nurse staffing services	$53,555,687	$69,744,787
Allied staffing services	28,409,606	39,799,699
Patient care nursing services	31,524,977	33,960,860
Physician staffing services	15,196,761	16,524,404
Franchise royalties and fees	730,742	731,569

Total revenue	129,417,773	160,761,319

Operating expenses:
Cost of services	87,737,229	113,151,734
Selling, general, and administrative	33,229,241	38,931,341
Depreciation and amortization	5,144,937	5,233,453

Total operating expenses	126,111,407	157,316,528

Income from operations	3,306,366	3,444,791

Interest expense	8,704,645	5,815,698

Loss before income taxes	(5,398,279)	(2,370,907)
Income tax benefit	(442,838)	(220,769)

Net loss	$(4,955,441)	$(2,150,138)

See accompanying notes.

NF Investors, Inc. and Subsidiaries

Consolidated Statements of Stockholders’ Equity and Comprehensive Loss (Unaudited)

	Preferred Stock – Series A		Preferred Stock – Series B		Additional Capital	Treasury Stock	Accumulated Other Comprehensive Loss	Accumulated Deficit	Total
	Shares	Amount	Shares	Amount
Balance at December 29, 2008	157,603.016	$158	8.828	$—	$159,935,967	$(708,404)	$(4,466,518)	$(63,818,458)	$90,942,745
Comprehensive loss:
Net loss	—	—	—	—	—	—	—	(2,150,138)	(2,150,138)
Unrealized gain on derivatives	—	—	—	—	—	—	542,264	—	542,264

Comprehensive loss									(1,607,874)
Exercise of Series B preferred stock options	—	—	219.990	—	17,754	—	—	—	17,754
Dividends accrued on redeemable Series C preferred stock	—	—	—	—	—	—	—	(922,250)	(922,250)

Balance at July 5, 2009	157,603.016	$158	228.818	$—	$159,953,721	$(708,404)	$(3,924,254)	$(66,890,846)	$88,430,375

Balance at January 4, 2010	165,873.940	$166	228.818	$—	$162,280,312	$(708,404)	$(3,216,003)	$(66,759,375)	$91,596,696
Comprehensive loss:
Net loss	—	—	—	—	—	—	—	(4,955,441)	(4,955,441)
Unrealized gain on derivatives	—	—	—	—	—	—	827,417	—	827,417

Comprehensive loss									(4,128,024)
Dividends accrued on redeemable Series C preferred stock	—	—	—	—	—	—	—	(1,079,033)	(1,079,033)

Balance at July 4, 2010	165,873.940	$166	228.818	$—	$162,280,312	$(708,404)	$(2,388,586)	$(72,793,849)	$86,389,639

See accompanying notes.

NF Investors, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	January 4, 2010 through July 4, 2010	December 29, 2008 through July 5, 2009
Operating activities
Net loss	$(4,955,441)	$(2,150,138)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	5,144,937	5,233,453
Amortization of deferred financing costs	265,352	127,067
Amortization of debt discount	819,482	—
Deferred income tax benefit	(507,126)	(332,355)
Loss (gain) on disposal of property and equipment	6,913	(82,551)
Changes in operating assets and liabilities:
Restricted cash collateral	54,174	391,997
Accounts receivable, net	14,631,790	16,802,458
Prepaid expenses and other current assets	779,624	1,333,582
Other assets	(119,568)	(171,537)
Accounts payable and accrued liabilities	(11,554,361)	(11,055,444)
Other long-term liabilities	(1,271,683)	937,889

Net cash provided by operating activities	3,294,093	11,034,421

Investing activities
Purchases of property and equipment	(563,576)	(2,228,666)
Proceeds from sale of assets	—	110,000

Net cash used in investing activities	(563,576)	(2,118,666)

Financing activities
(Payments on) proceeds from cash overdrafts	(2,110,011)	780,910
Payments on senior first lien term loan	(697,499)	(4,631,500)
Proceeds from senior line of credit	16,671,000	—
Payments on senior line of credit	(16,671,000)	—
Proceeds from issuance of Series B preferred stock	—	17,754

Net cash used in financing activities	(2,807,510)	(3,832,836)

Net (decrease) increase in cash	(76,993)	5,082,919
Cash at beginning of operating period	372,251	2,313,051

Cash at end of operating period	$295,258	$7,395,970

Supplemental disclosure of noncash financing activities
Dividends accrued on Series C redeemable preferred stock	$1,079,033	$922,250
Interest paid in kind	$453,657	$—

See accompanying notes.

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

July 4, 2010 and July 5, 2009

1. Organization and Business

NF Investors, Inc. (NFI), a Delaware corporation, was formed on August 8, 2007, in connection with the acquisition of the outstanding stock of NF Acquisition Corporation on August 9, 2007, by NFI’s wholly owned subsidiary, NF Holdings, Inc. Holdings directly or indirectly owns 100% of Nursefinders, Inc., Club Staffing, Inc., Linde Healthcare Staffing, Inc., National Healthcare Staffing, L.L.C., Radiologic Enterprises, Inc., B.C.P. Inc., and NF Services, Inc. (collectively, the Company).

The Company is a national provider of per diem nurse, allied and physician (locum tenens) staffing services to hospitals, nursing homes, physician practices, medical clinics, outpatient surgery centers, corporations, insurers, and individuals. The Company also provides home health care services to individuals with acute care illness, long-term chronic health conditions, permanent disabilities, terminal illnesses, and post-procedural needs. The Company’s home health care services are subject to extensive federal, state and local laws and regulations. Such laws and regulations include federal Medicare and state licensing requirements, periodic audits by government agencies, and mandatory compliance with federal and state antifraud, anti-abuse, and anti-kickback statutes and regulations. The Company operates through a network of Company-owned and franchised offices.

The Company’s fiscal operating period ends on the Sunday nearest to June 30. The operating periods covered under this report are the periods from January 4, 2010 through July 4, 2010 and December 29, 2008 through July 5, 2009.

Basis of Presentation

The consolidated balance sheet and related consolidated statements of operations, stockholders’ equity and comprehensive income and cash flows contained in this report, which are unaudited, include the accounts of NFI and its wholly owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP) for interim financial information. Accordingly, they do not include all of the information and notes required by GAAP for complete financial statements. The preparation of consolidated financial statements in

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

1. Organization and Business (continued)

conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. In the opinion of management, all adjustments, consisting of normal recurring items, necessary for a fair presentation of the consolidated financial statements have been included. Operating results for the six months ended July 4, 2010, are not necessarily indicative of the results to be expected for any other interim period or for the fiscal year ending January 2, 2011.

These unaudited interim consolidated financial statements should be read in conjunction with the Company’s audited consolidated financial statements and the related notes thereto for the year ended January 3, 2010.

2. Accounting Standards Updates

In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2010-06, Improving Disclosure about Fair Value Measurements (ASU 2010-06), which requires new disclosures about (1) significant amounts transferred between Level 1 and Level 2 fair value measurements and the reasons for the transfer and (2) sales, issuance, and settlement activity in Level 3 fair value measurements. ASU 2010-06 also clarifies existing disclosures regarding the level of disaggregation for each class of assets and liabilities and valuation techniques and inputs used to measure fair value for recurring and nonrecurring fair value measurements. The disclosure about purchases, sales, issuances, and settlements relating to Level 3 measurements is effective for interim and annual reporting periods beginning after December 15, 2010. Early adoption is permitted. All other requirements in ASU 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009. The Company adopted this guidance beginning January 4, 2010, and the adoption did not have a material effect on its consolidated financial condition and results of operations.

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

3. Derivatives

All derivative instruments are recorded on the consolidated balance sheet at fair value. Gains or losses resulting from changes in the values of those derivatives are accounted for depending upon the use of the derivative and whether it qualifies for hedge accounting. The Company uses derivative instruments to manage the fluctuations in cash flows resulting from interest rate risk on variable-rate debt financing.

In August 2007, in connection with the senior first and second lien term loans, the Company entered into an interest rate swap arrangement to minimize exposure to interest rate fluctuations on $46,000,000 of outstanding variable-rate debt under the new credit facility, where the Company pays a fixed rate of 4.815%. This agreement expires in August 2010, and no initial investment was made to enter into this arrangement. In June 2008, the Company entered into an interest rate swap arrangement to minimize exposure to interest rate fluctuations on an additional $30,000,000 of outstanding variable-rate debt under the credit facility, where the Company pays a fixed rate of 4.1%. This agreement expires in May 2011, and no initial investment was made to enter into this arrangement. The Company executed the derivatives with a counterparty that is a well-known major financial institution. The Company has formally documented the hedging relationships and accounts for the arrangements as cash flow hedges.

At July 4, 2010, the interest rate swap agreements had a fair value of approximately $1,115,000, net of a credit valuation adjustment for counterparty risk of approximately $37,000, and are reflected as a net liability in other long-term liabilities in the accompanying consolidated balance sheet. The Company recognizes all derivatives on the consolidated balance sheet at fair value, based on dealer quotes. Gains or losses resulting from changes in the values of these arrangements are recorded in other comprehensive income until the hedged item is recognized in earnings. No excess tax benefit has been recognized related to the hedge because valuation allowances are recorded to offset net deferred tax assets.

4. Fair Value Measurements

The Company’s cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, insurance collateral, other than the current portion of self-insurance estimates, long-term debt and long-term liabilities other than self-insurance estimates, constitute financial instruments. Based on management’s estimates, the carrying value of these financial instruments, excluding long-term debt, approximates their fair value as of July 4, 2010.

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

4. Fair Value Measurements (continued)

The Company estimates the fair value of its variable rate, senior term loans and line of credit based on quoted market prices for similar loans. The estimated fair value of the debt instruments at July 4, 2010, was approximately $114,000,000, with a carrying value of approximately $122,500,000.

The fair value accounting guidance establishes a hierarchal disclosure framework, which ranks the level of market price observability used in measuring financial instruments at fair value. Market price observability is impacted by a number of factors, including the type of instrument and the characteristics specific to the instrument. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

Level 1 – quoted prices in active markets for identical assets or liabilities

Level 2 – directly or indirectly observable inputs other than quoted prices

Level 3 – unobservable inputs

An entity is required to maximize the use of quoted market prices and minimize the use of unobservable inputs. An asset or liability’s level is based on the lowest level of input that is significant to the fair value measurement.

The Company’s deferred compensation plan assets are invested in registered investment companies, which are valued based on published rates. The Company utilized these Level 1 inputs to value its deferred compensation asset and liability. The Company utilizes third-party valuations to assist in the determination of fair value of its two interest rate swaps and considers these derivatives instrument valuations to be Level 2 fair value measurements.

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

4. Fair Value Measurements (continued)

The following table sets forth the Company’s financial assets and liabilities that were measured at fair value on a recurring basis at July 4, 2010, by level within the fair value hierarchy (in thousands):

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Deferred compensation plan assets	$2,180	$—	$—	$2,180
Derivatives	—	(1,115)	—	(1,115)
Deferred compensation plan liability	$(2,180)	$—	$—	$(2,180)

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

4. Fair Value Measurements (continued)

The Company applies fair value techniques on a nonrecurring basis associated with valuing potential impairment losses related to goodwill and indefinite-lived intangible assets. There were no fair value measurements of nonfinancial assets and liabilities during the operating period ended July 4, 2010.

5. Income Taxes

The Company’s income tax benefit consists of the following:

	January 4, 2010 through July 4, 2010	December 29, 2008 through July 5, 2009
Current:
Federal	$—	$—
State	64,288	111,586
Deferred	(507,126)	(332,355)

	$(442,838)	$(220,769)

The Company recorded a noncash deferred income tax benefit of approximately $507,000 for the operating period ended July 4, 2010, and approximately $332,000 for the operating period ended July 5, 2009. Under current accounting rules, the Company is required to consider all items, including items recorded in other comprehensive income, in determining the amount of tax benefit that results from a loss from continuing operations and that should be allocated to continuing operations. As a result, the Company recorded a tax benefit on the loss from continuing operations for the operating period ended July 4, 2010 and July 5, 2009, which will be exactly offset by income tax expense on other comprehensive income. However, while the income tax benefit from continuing operations is reported on the income statement, the income tax expense on other comprehensive income is recorded directly to accumulated other comprehensive income (loss), which is a component of stockholders’ equity. Because the income tax expense on other comprehensive income is equal to the income tax benefit from continuing operations, the Company’s net deferred tax position at July 4, 2010 and July 5, 2009, is not impacted by this tax allocation.

NF Investors, Inc. and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited) (continued)

5. Income Taxes (continued)

The Company’s effective tax benefit rate is 8.2% for the operating period ended July 4, 2010, and 9.3% for the operating period ended July 5, 2009. The effective tax rate differs from the statutory tax rate primarily due to unbenefited losses and the tax allocation described above.

6. Subsequent Events

On July 28, 2010, the Company entered into a definitive agreement with AMN Healthcare Services, Inc. (AMN), in which AMN will acquire 100% of the stock of the Company. The transaction is expected to close in the third quarter of 2010 and is subject to customary closing conditions, regulatory approvals and receipt of debt financing.

The Company has evaluated events and transactions subsequent to July 4, 2010 through September 15, 2010, the date that the financial statements were available to be issued.